UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2012

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 478-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On August 16, 2012, BioSante Pharmaceuticals, Inc. (“BioSante”) entered into a placement agent agreement with Rodman & Renshaw, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of shares of BioSante’s common stock and warrants to purchase shares of BioSante’s common stock in a registered direct public offering.

On August 16, 2012 before 4:00 p.m., Eastern time, BioSante and a certain institutional investor entered into a securities purchase agreement, pursuant to which BioSante agreed to sell 2,359,932 shares of its common stock and warrants to purchase a total of 1,179,966 shares of its common stock to such investor for gross proceeds of $3.475 million.  The common stock and warrants were sold in units, with each unit consisting of one share of common stock and a warrant to purchase 0.50 of a share of common stock.  The purchase price per unit is $1.4725, which is higher than the $1.41 per share closing sale price of BioSante common stock on August 15, 2012, the last full trading day prior to August 16, 2012.  The $1.4725 per unit purchase price is also higher than the estimated book value per share as of July 31, 2012, which was $1.29, based on estimated shareholders’ equity of $28.2 million as of July 31, 2012 and 21,921,596 shares of our common stock outstanding as of such date.  Subject to certain ownership limitations, the warrant will be exercisable immediately and will expire five years from the date the warrant is issued, at an exercise price of $1.50 per share.  The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance by BioSante of additional securities.

The net proceeds to BioSante from the offering, after deducting placement agent fees and expenses, BioSante’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the warrants issued in the offering, are expected to be approximately $3.3 million.  The offering is expected to close on or about August 21, 2012, subject to the satisfaction of customary closing conditions.

The shares of common stock, warrants to purchase common stock and shares of common stock issuable upon exercise of the investor warrants are being offered and will be issued and sold pursuant to a prospectus supplement dated as of August 16, 2012, which was filed with the Securities and Exchange Commission in connection with a takedown from BioSante’s shelf registration statement on Form S-3 (File No. 333-174597), which became effective on June 17, 2011, and the base prospectus dated as of June 17, 2011 contained in such registration statement.  A copy of the opinion of Oppenheimer Wolff & Donnelly LLP relating to the legality of the issuance and sale of the shares of common stock, warrants comprising the units and shares of common stock issuable upon exercise of such warrants is attached as Exhibit 5.1 hereto.

Pursuant to the terms of the placement agent agreement with the Placement Agent, assuming the sale of all of the units in the offering, BioSante will pay the Placement Agent a fee equal to $173,750, which amount represents 5.0% of the gross proceeds from the sale of the units.  BioSante also agreed to reimburse the Placement Agent for expenses incurred by it in connection with the offering in an amount equal to 1.0% of the gross proceeds received by BioSante in the offering, but in no event in excess of $25,000.

The foregoing summaries of the terms of the placement agent agreement, the securities purchase agreement and the warrant are subject to, and qualified in their entirety by reference to, the placement agent agreement, the form of securities purchase agreement and the form of warrant, which are filed as Exhibits 1.1, 10.1 and 4.1, respectively, to this report and are incorporated herein by reference.  Each of the placement agent agreement and the securities purchase agreements contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties.  The provisions of the placement agent agreement and the securities purchase agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in BioSante’s filings with the Securities and Exchange Commission.

Item 7.01                                           Regulation FD Disclosure.

On August 17, 2012, BioSante announced the registered direct offering described in Item 1.01 above.  A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by BioSante under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement dated August 16, 2012 between BioSante Pharmaceuticals, Inc. and Rodman & Renshaw, LLC (filed herewith)

4.1	Form of Common Stock Purchase Warrant to be issued by BioSante Pharmaceuticals, Inc. to the investor in the offering (filed herewith)

5.1	Opinion of Oppenheimer Wolff & Donnelly LLP (filed herewith)

10.1	Form of Securities Purchase Agreement dated August 16, 2012 by and between BioSante Pharmaceuticals, Inc. and the investor in the offering (filed herewith)

23.1	Consent of Oppenheimer Wolff & Donnelly LLP (included in Exhibit 5.1)

99.1	News Release issued by BioSante Pharmaceuticals, Inc. on August 17, 2012 announcing the offering (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Senior Vice President of Finance, Chief Financial Officer and Secretary
Dated: August 17, 2012

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
1.1	Placement Agent Agreement dated August 16, 2012 between BioSante Pharmaceuticals, Inc. and Rodman & Renshaw, LLC	Filed herewith

4.1	Form of Common Stock Purchase Warrant to be issued by BioSante Pharmaceuticals, Inc. to the investor in the offering	Filed herewith

5.1	Opinion of Oppenheimer Wolff & Donnelly LLP	Filed herewith

10.1	Form of Securities Purchase Agreement dated August 16, 2012 by and between BioSante Pharmaceuticals, Inc. and the investor in the offering	Filed herewith

23.1	Consent of Oppenheimer Wolff & Donnelly LLP	Included in Exhibit 5.1

99.1	News Release issued by BioSante Pharmaceuticals, Inc. on August 17, 2012 announcing the offering	Furnished herewith